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Scudder U.S. Treasury Money Fund

Class AARP and Class S Shares

Annual Report

May 31, 2002

Contents

<Click Here> Letter from the Fund's President

<Click Here> Portfolio Management Review

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Shareholder Meeting Results

<Click Here> Trustees and Officers

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

Scudder U.S. Treasury Money Fund	Ticker Symbol	Fund Number
Class AARP	SUSXX	159
Class S	SCGXX	059

On April 5, 2002, Zurich Scudder Investments (ZSI) was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Deutsche Asset Management is the marketing name in the United States for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at 1-800-253-2277 (Class AARP) or 1-800-SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Letter from the Fund's President

Dear Shareholder,

We are writing to report to you on Scudder U.S. Treasury Money Fund's most recent fiscal year ended May 31, 2002. As of the close of the period on May 31, Scudder U.S. Treasury Money Fund's seven-day annualized yield was 1.05 percent. Over the 12-month period, the total return of Class S shares of the fund was 1.76 percent, compared with the 1.92 percent average return of taxable money market funds according to Lipper, Inc.

We are pleased to announce that in conjunction with Scudder's recent acquisition by Deutsche Bank, Scudder U.S. Treasury Money Fund will now be managed by a group led by Darlene Rasel, managing director. Darlene joined DeAM in 1987 and is responsible for all of the firm's money market and government mutual funds. We also thank Frank Rachwalski for his many years of fine leadership in managing Scudder's money market funds.

Thank you for your continued investment with Scudder. If you have any questions regarding Scudder U.S. Treasury Money Fund, please call us toll-free or visit us on the Web.

Sincerely,

William F. Glavin, Jr.
President, Scudder U.S. Treasury Money Fund

	AARP Investment Program	Scudder Class S
Web site:	aarp.scudder.com	myScudder.com
Toll-free:	1-800-253-2277	1-800-SCUDDER

Portfolio Management Review

Scudder U.S. Treasury Money Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder U.S. Treasury Money Fund. DeIM has more than 80 years of experience managing mutual funds and provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including more than 500 portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Manager Darlene M. Rasel joined the Advisor in 1987 and has been responsible for the day-to-day management of the fund since April 8, 2002. Ms. Rasel is responsible for managing the Advisor's money market and government mutual funds.

In the following interview, Portfolio Manager Darlene M. Rasel discusses the market environment and her team's approach to managing the fund.

Q: How did the fund perform over its most recent fiscal year?

A: Over the 12 months ended May 31, 2002, Scudder U.S. Treasury Money Fund's seven-day annualized yield declined from 3.16 percent to 1.05 percent, reflecting the Federal Reserve Board's long series of interest rate reductions during 2001. There were 11 rate cuts in all in 2001, reducing the federal funds rate - the rate the Fed charges banks for overnight loans - from 6 percent to its current level, 1.75 percent. For the 12-month period ended May 31, Class S shares of the fund returned 1.76 percent, compared with the 1.92 percent average return of taxable money market funds according to Lipper, Inc. The fund's underperformance compared with its peer group was due to the fact that we kept the fund's average maturity shorter than most of its peers during a time of unprecedented declines in interest rates.

Q: With the economy seemingly growing again but the stock market faltering, what are the prospects for interest rate increases from the Fed?

A: For a couple of reasons, we think that the Fed will remain "neutral" (i.e., maintain the current level of short-term interest rates) for a little while. The first reason is the stock market's troubles, and the second is the current political environment, which is creating a lot of uncertainty. Homeland security threats are weighing on confidence, as are the continuing tensions between India and Pakistan. In addition, concern over corporate responsibility is weighing on the financial markets, as

Fund's Class S Shares Yields
	7-day annualized yield	7-day compounded effective yield
May 31, 2001	3.16%	3.20%
May 31, 2002	1.05%	1.06%

Yields will fluctuate with changing market conditions.

exemplified by WorldCom, Tyco and Enron. We think that with all the uncertainty the Fed won't act to raise interest rates for at least three or four months.

Q: In light of current market conditions, what has been the fund's strategy?

A: We've extended the fund's maturity slightly but are being cautious because the money market yield curve1 has flattened quite a bit. We believe this means that because there isn't much more yield potential available from securities with longer maturities, at present it doesn't pay to take on the additional risk of holding longer maturities in the portfolio. So we have been careful in terms of extending average maturity.

1 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically the line rises from left to right as investors who are willing to tie up their money for a longer period of time are rewarded with higher yields.

Q: What types of securities does the fund invest in?

A: The fund invests exclusively in short-term securities unconditionally guaranteed by the U.S. government (as to payment of principal and interest) and repurchase agreements fully backed by U.S. Treasury or Government agency securities. While an investment in the fund is not insured by the FDIC or guaranteed, the securities in which the fund invests are considered to have relatively lower risk due to the government guarantee and their relatively short maturities. The guarantee relates only to the prompt payment of principal and interest and does not remove market risks if the investment is sold prior to maturity.

Changes in the Federal Funds Rate during 2001
	New rate	Change
January 3	6.00%	-0.50%
January 31	5.50%	-0.50%
March 20	5.00%	-0.50%
April 18	4.50%	-0.50%
May 15	4.00%	-0.50%
June 27	3.75%	-0.25%
August 21	3.50%	-0.25%
September 17	3.00%	-0.50%
October 2	2.50%	-0.50%
November 6	2.00%	-0.50%
December 12	1.75%	-0.25%

The Federal Funds Rate is the interest rate charged by banks with excess reserves at the Federal Reserve district bank to banks needing overnight loans to meet reserve requirements. The Federal Funds Rate is the most sensitive indicator of the direction of interest rates, since it is set daily by the market and represents a very short maturity - an overnight loan.

Q: How did you allocate the fund's assets over the period?

A: In managing the portfolio, we focused on maintaining its average maturity within a target range and in selecting securities that would benefit the fund given current interest rate trends. As a result, we generally did not make large asset allocation shifts within the fund's portfolio. During the 12-month period, we continued to emphasize repurchase agreements (commonly called "repos"), which comprised 37 percent of portfolio assets as of May 31. These short-term notes are collateralized by U.S. Treasury or Government agency securities and provide a yield that is often comparable to non-government-issued money market securities. These securities also tend to trade more inexpensively than comparable Treasury bills and often represent attractive value.

Q: What is your outlook for the coming months?

A: When the Fed does tighten credit by raising interest rates it will be gradual. As we've said, we don't think the Fed is going to take any action for at least the next few months. U.S. inflation numbers are very low. We think the Fed would be concerned if upcoming economic reports don't show at least some inflation. If there is some inflation, that means that certain corporations have demonstrated pricing power (the ability to raise their prices while maintaining demand for their products) and that there's potential for corporate profitability, economic recovery and increases in short-term interest rates.

In this context, we plan to keep the fund's average maturity at about the same level, or slightly longer than average. In addition, we will look for attractive opportunities as they arise, and seek high yield potential along with stability of principal.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Investment Terms to Know

Floating-Rate Security - A note representing short-term borrowings bearing an interest rate that is tied to a money market rate, usually the bank prime rate. The rate on the note is adjusted upward or downward each time the base rate changes.

Repurchase Agreements (Repos) - An agreement between a seller and a buyer, usually of government securities, where the seller agrees to repurchase the securities at a given price and usually at a stated time. Repos are widely used money market instruments that serve as interest-bearing, short-term "parking places" for large sums of money.

U.S. Government Agency Obligations - Debt instruments that a U.S. government agency has pledged to repay.

Source: Barron's Dictionary of Finance and Investment Terms; Scudder Investments.

Investment Portfolio as of May 31, 2002

	Principal Amount ($)	Value ($)
U.S. Treasury Obligations 48.1%
U.S. Treasury Bills:
1.74%***, 7/5/2002	30,000,000	29,950,842
1.77%***, 6/13/2002	25,000,000	24,985,417
1.86%***, 8/15/2002	10,000,000	9,961,667
1.89%***, 11/21/2002	25,000,000	24,775,340
1.90%***, 6/6/2002	17,500,000	17,495,431
1.92%***, 9/5/2002	10,000,000	9,949,333
1.96%***, 9/5/2002	10,000,000	9,948,267
1.98%***, 8/22/2002	14,000,000	13,937,338
5.5%, 11/29/2002	10,000,000	9,907,237
5.5%, 5/31/2003	10,000,000	10,314,760
Total U.S. Treasury Obligations (Cost $161,225,632)		161,225,632

U.S. Government & Agencies 14.5%
Overseas Private Investment Corp., 1.95%*, 4/2/2007 (b) (Cost $48,410,000)	48,410,000	48,410,000

Repurchase Agreements** 37.4%
Greenwich Capital, 1.77%, to be repurchased at $20,002,950 on 6/3/2002	20,000,000	20,000,000
Salomon Smith Barney, 1.75%, to be repurchased at $65,009,479 on 6/3/2002	65,000,000	65,000,000
State Street Bank and Trust Company, 1.73%, to be repurchased at $40,281,806 on 6/3/2002	40,276,000	40,276,000
Total Repurchase Agreements (Cost $125,276,000)		125,276,000
Total Investment Portfolio - 100.0% (Cost $334,911,632) (a)		334,911,632

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. These securities are shown at their current rate as of May 31, 2002.
** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.
*** Annualized yield at time of purchase; not a coupon rate.
(a) The cost for federal income tax purposes was $334,911,632.
(b) The dates shown represent final maturity date, however these securities can be called upon demand.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2002
Assets
Investments in securities, at value (including repurchase agreements of $125,276,000) (cost $334,911,632)	$ 334,911,632
Cash	68
Interest receivable	163,411
Receivable for Fund shares sold	205,733
Other assets	2,792
Total assets	335,283,636
Liabilities
Dividends payable	7,214
Payable for Fund shares redeemed	528,956
Accrued management fee	116,747
Other accrued expenses and payables	122,918
Total liabilities	775,835
Net assets, at value	$ 334,507,801
Net Assets
Net assets consist of: Paid-in capital	334,507,801
Net assets, at value	$ 334,507,801
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($8,238,809 / 8,238,846 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00
Class S Net Asset Value, offering and redemption price per share ($326,268,992 / 326,270,188 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended May 31, 2002
Investment Income
Income: Interest	$ 9,129,014
Expenses: Management fee	1,427,651
Administrative fee	1,414,365
Trustees' fees and expenses	5,825
Total expenses, before expense reductions	2,847,841
Expense reductions	(246)
Total expenses, after expense reductions	2,847,595
Net investment income	6,281,419
Net realized gain (loss) on investment transactions	39,433
Net increase (decrease) in net assets resulting from operations	$ 6,320,852

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended May 31,
	2002	2001
Operations: Net investment income	$ 6,281,419	$ 18,761,753
Net realized gain (loss) on investment transactions	39,433	-
Net increase (decrease) in net assets resulting from operations	6,320,852	18,761,753
Distributions to shareholders from: Net investment income: Class AARP	(114,939)	(60,538)
Class S	(6,205,050)	(18,701,215)
Fund share transactions: Proceeds from shares sold	279,872,841	794,098,230
Reinvestment of distributions	6,036,942	17,657,047
Cost of shares redeemed	(335,205,024)	(793,326,431)
Net increase (decrease) in net assets from Fund share transactions	(49,295,241)	18,428,846
Increase (decrease) in net assets	(49,294,378)	18,428,846
Net assets at beginning of period	383,802,179	365,373,333
Net assets at end of period	$ 334,507,801	$ 383,802,179

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years Ended May 31,	2002	2001[a]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00
Income (loss) from investment operations: Net investment income	.018	.033
Less distributions from: Net investment income and net realized gains on investment transactions	(.018)	(.033)
Net asset value, end of period	$ 1.00	$ 1.00
Total Return (%)	1.76	3.32**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	5
Ratio of expenses (%)	.80	.80*
Ratio of net investment income (loss) (%)	1.76	4.92*
[a] From October 2, 2000 (commencement of sales of Class AARP shares) to May 31, 2001. * Annualized ** Not annualized

Class S
Years Ended May 31,	2002	2001	2000	1999[a]	1998[b]	1997[b]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income (loss) from investment operations: Net investment income	.018	.052	.047	.040	.047	.045
Less distributions from: Net investment income and net realized gains on investment transactions	(.018)	(.052)	(.047)	(.040)	(.047)	(.045)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	1.76	5.33[c]	4.83[c]	4.09c**	4.83[c]	4.58[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	326	379	365	427	389	399
Ratio of expenses before expense reductions (%)	.80	.94	1.06[d]	1.08*	1.00	.94
Ratio of expenses after expense reductions (%)	.80	.75	.66[d]	.65*	.65	.65
Ratio of net investment income (loss) (%)	1.76	5.21	4.70	4.37*	4.72	4.49
[a] For the eleven months ended May 31, 1999. On August 10, 1998, the Fund changed the fiscal year end from June 30 to May 31.
[b] Years ended June 30.
[c] Total returns would have been lower had certain expenses not been reduced.
[d] The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were 1.04% and .65%, respectively.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

Scudder U.S. Treasury Money Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes of shares. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. For purposes of the daily dividend, net investment income includes net realized short-term capital gains and net realized short and long-term capital losses on portfolio securities.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund. The Investment Management Agreement (the "Management Agreement") is the same in all material respects as the corresponding previous Management Agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.40% of the first $500,000,000 of the Fund's average daily net assets, 0.385% of the next $500,000,000 of such net assets and 0.37% of such net assets in excess of $1,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended May 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.40% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement, (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.40% of average daily net assets of each class, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for the shares of the Fund. Scudder Trust Company, an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the year ended May 31, 2002, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at May 31, 2002
Class AARP	$ 28,405	$ 2,764
Class S	1,399,246	118,911
	$ 1,427,651	$ 121,675

In addition, the Administrative Fee expense on the Statement of Operations includes ($13,286) changes in estimates of expenses.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

C. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended May 31, 2002, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $246 for custodian credits earned.

D. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under this agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2002		Year Ended May 31, 2001
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	9,393,573	$ 9,393,605	6,960,597	$ 6,960,597*
Class S	270,481,468	270,479,236	787,134,592	787,137,633
		$ 279,872,841		$ 794,098,230
Shares issued to shareholders in reinvestment of distributions
Class AARP	108,193	$ 108,193	55,265	$ 55,265*
Class S	5,928,749	5,928,749	17,601,782	17,601,782
		$ 6,036,942		$ 17,657,047
Shares redeemed
Class AARP	(6,285,041)	$ (6,285,041)	(1,993,741)	$ (1,993,741)*
Class S	(328,920,087)	(328,919,983)	(791,332,690)	(791,332,690)
		$ (335,205,024)		$ (793,326,431)
Net increase (decrease)
Class AARP	3,216,725	$ 3,216,757	5,022,121	$ 5,022,121*
Class S	(52,509,870)	(52,511,998)	13,403,684	13,406,725
		$ (49,295,241)		$ 18,428,846

* For the period from October 2, 2000 (commencement of sales of Class AARP shares) to May 31, 2001.

Report of Independent Accountants

To the Trustees and the Shareholders of Scudder U.S. Treasury Money Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of Scudder U.S. Treasury Money Fund (the "Fund") at May 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts July 12, 2002	PricewaterhouseCoopers LLP

Shareholder Meeting Results (Unaudited)

A Special Meeting of Shareholders of Scudder U.S. Treasury Money Fund was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matter was voted upon by the shareholders (the resulting votes are presented below):

1. To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
179,072,366	11,094,478	5,790,223

Trustees and Officers

The following table presents information about each Trustee of the Fund as of May 31, 2002. Each Trustee's age is in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns or is removed as provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period.

Non-Interested Trustees
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Henry P. Becton, Jr. (58)
Trustee	1991 to present	President, WGBH Educational Foundation	48	American Public Television;
New England Aquarium;
Becton Dickinson and Company;
Mass Corporation for Educational Telecommunications;
The A.H. Belo Company;
Committee for Economic Development;
Concord Academy;
Public Broadcasting Service;
Boston Museum of Science

Dawn-Marie Driscoll (55)
Trustee	1987 to present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College	48	Computer Rescue Squad; Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; Chairman, ICI Directors Services Committee
Edgar R. Fiedler (73)
Trustee	2000 to present	Senior Fellow and Economic Counsellor, The Conference Board, Inc. (not-for-profit business research organization)	48	None
Keith R. Fox (48)
Trustee	2000 to present	Managing Partner, Exeter Capital Partners (private equity funds)	48	Facts on File (school and library publisher); Progressive (kitchen importer and distributor)
Louis E. Levy (69)
Trustee	April 2002 to present	Retired	63	Household International (banking and finance) (1992 to present); ISI Family of Funds (four registered investment companies) (2000 to present)
Jean Gleason Stromberg (58)
Trustee	2000 to present	Consultant (1997 to present); prior thereto, Director, U.S. General Accounting Office (1996-1997); Partner, Fulbright & Jaworski (law firm) (1978-1996)	48	The William and Flora Hewlett Foundation
Jean C. Tempel (59)
Trustee	1994 to present	Managing Partner, First Light Capital (venture capital group)	48	United Way of Mass Bay;
Sonesta International Hotels, Inc.;
Northeastern University Funds and Endowment Committee;
Connecticut College Finance Committee;
Commonwealth Institute (not-for-profit start-up for women's enterprises);
The Reference, Inc. (IT consulting for financial services)

Carl W. Vogt (66)
Trustee	April 2002 to present	Member, Fulbright & Jaworski L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (1999-2000)	63	Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (four registered investment companies)
Interested Trustees
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held
Richard T. Hale[1] (56)
Trustee and Vice President	April 2002 to present	Managing Director, Deutsche Asset Management	220	None

1 Mr. Hale is considered an "interested person" because of his affiliation with the fund's investment manager.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

The following table presents information about each Officer of the Fund as of May 31, 2002. Each Officer's age is in parentheses after his or her name. Unless otherwise noted, the address of each Officer is c/o Deutsche Asset Management, Two International Place, Boston, Massachusetts 02110-4103. The President, Treasurer and Secretary each holds office until his or her successor is duly elected and qualified; all other officers hold offices in accordance with the By-Laws of the Fund. Each Officer of the Fund is an employee of the Fund's Advisor, Deutsche Investment Management Americas Inc., or an affiliate of the Advisor.

Officers
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
William F. Glavin, Jr. (43)
President	2000 to present	Managing Director, Deutsche Asset Management
Richard T. Hale (56)
Vice President	April 2002 to present	Managing Director, Deutsche Asset Management
Darlene M. Rasel (50)
Vice President	April 2002 to present	Managing Director, Deutsche Asset Management
John Millette (39)
Vice President and Secretary	1999 to present	Vice President, Deutsche Asset Management
Daniel O. Hirsch (48)
Vice President and Assistant Secretary	April 2002 to present	Managing Director, Deutsche Asset Management (1998-present); prior thereto, Assistant General Counsel, Securities and Exchange Commission (1993-1998)
Gary L. French (50)
Treasurer	January 2002 to present	Managing Director, Deutsche Asset Management (2001 to present); prior thereto, President, UAM Fund Services, Inc.
John R. Hebble (43)
Assistant Treasurer	1998 to present	Senior Vice President, Deutsche Asset Management
Thomas Lally (34)
Assistant Treasurer	2001 to present	Senior Vice President, Deutsche Asset Management
Brenda Lyons (39)
Assistant Treasurer	2000 to present	Senior Vice President, Deutsche Asset Management
Caroline Pearson (40)
Assistant Secretary	1997 to present	Managing Director, Deutsche Asset Management (1997 to present); prior thereto, Associate, Dechert (law firm)

Investment Products and Services

Scudder Funds
Core
Scudder Balanced Fund
Scudder Growth and Income Fund
Scudder S&P 500 Index Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Growth
Scudder 21st Century Growth Fund
Scudder Capital Growth Fund
Scudder Development Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Large Company Value Fund
Scudder Small Company Value Fund*
Sector
Scudder Gold & Precious Metals Fund
Scudder Health Care Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Latin America Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.*
Income
Scudder GNMA Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Tax-Free Income
Scudder California Tax-Free Income Fund*
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund*
Money Market
Scudder Cash Investment Trust
Scudder Money Market Series:
Prime Reserve Shares
Premium Shares
Managed Shares
Scudder Tax-Free Money Fund
Scudder U.S. Treasury Money Fund

* Class S shares only

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources

For shareholders of Scudder funds including those in the AARP Investment Program

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Scudder Class S Shareholders:
Call SAIL™ - 1-800-343-2890
AARP Investment Program Shareholders:
Call Easy-Access Line - 1-800-631-4636
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
Scudder Class S Shareholders -
myScudder.com
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

For more information about these services	Scudder Class S Shareholders: Call a Scudder representative at 1-800-SCUDDER AARP Investment Program Shareholders: Call an AARP Investment Program representative at 1-800-253-2277
Please address all written correspondence to	For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669
For AARP Investment Program Shareholders:
AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735

Notes